Exhibit 32.1


                                  CERTIFICATION
                PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002


The undersigned Chief Executive Officer and Chief Financial Officer of Mid-Wisconsin Financial Services, Inc. (the "Company") certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the quarterly report on Form 10-Q of the Company for the quarterly period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d),

and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

 Date: May 14, 2004

                                     GENE C. KNOLL
                                     Gene C. Knoll
                                     President and CEO



                                     RHONDA R. KELLEY
                                     Rhonda R. Kelley
                                     Controller
                                     (Principal Accounting Officer)


   A  SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS
   BEEN PROVIDED TO MID-WISCONSIN FINANCIAL SERVICES, INC. AND WILL BE RETAINED BY MID-WISCONSIN FINANCIAL SERVICES, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST